Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events

(a)	Declaration and Payment of Dividends (common stock): On January 3, 2017, the Company declared a dividend for the quarter ended December 31, 2016 of $0.10 per share on its common stock, paidon February 6, 2017, to stockholders of record on January 23, 2017.

(b)	Declaration and Payment of Dividends (preferred stock Series B, Series C and Series D):On January 3, 2017, the Company declared a dividend of $0.476563 per share on its Series B Preferred Stock, a dividend of $0.531250 per share on its Series C Preferred Stock and a dividend of $0.546875 per share on its Series D Preferred Stock which were all paid on January 17, 2017 to holders of record on January 13, 2017.

(c)	Vessel sale: On January 17, 2017, the Company contracted to sale for scrap the vessel MSC Romanos at a price of $6,585 (Note 6). On January 26, 2017, the vessel was delivered to her scrap buyers. On February 17, 2017, the Company contracted to sell for scrap the vessel Marina at a price of $4,670. The sale is expected to result in a loss of approximately $2.9 million. On March3, 2017, the vessel was delivered to her scrap buyers.

(d)	Issuance of Common Stock: On February6, 2017, pursuant to the Plan, the Company issued 1,014,550 shares at par value of $0.0001 to its common stockholders, at a price of $5.3459 per share.